Van Eck Asia Dynasty Fund

                            -------------------------
                               1997 Annual Report

Dear Fellow Shareholder:

It was an unforgettable and difficult year for investors in Asian stock markets, particularly in the second half of 1997. The turmoil in Asia was the global investment story that eclipsed all others in 1997--although at the time of this writing, Asian markets had begun to rebound. For the year, the Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index fell 45.5%+. Mutual funds invested in Asian markets also suffered. The group of 59 Asian ex-Japan equity funds measured by Micropal, Inc., a mutual fund evaluation service, fell an average 36.3% for the year. By comparison, the Asia Dynasty Fund outperformed the Index and its peers by declining 32.1%*.

ASIA'S ECONOMIC AND FINANCIAL TURMOIL
No one fully anticipated the magnitude of the financial crisis that swept through Asia in 1997. In recent years, the region, in general, has been buffeted by high national savings rates, government budget surpluses (or minimal deficits), and stable macroeconomics as evidenced by low inflation rates.

What started as a local problem in Thailand quickly spread to its ASEAN (the Association of Southeast Asian Nations) neighbors -- Malaysia, Indonesia and the Philippines -- and eventually to countries in the north. The severe devaluation of Thailand's baht in July sent shockwaves through Asia, and Asian currencies, anticipating much higher levels of inflation, plunged as much as 50% against the U.S. dollar. In large part, Asia's rapid currency depreciations were triggered by ballooning current account deficits and the strengthening U.S. dollar. The impact of the currency crisis was far reaching. Investor sentiment turned sour overnight, sparking massive capital outflows throughout the region. Domestic interest rates rose to unprecedentedly high levels and pushed Asia's economies toward recession. Public expenditures were scaled back and private capital investment was postponed on the back of rising national and corporate debt burdens.

By October, the crisis had gathered enough momentum to move north, battering both Hong Kong and South Korea, and to precipitate a global sell-off of equities. Although Asia's markets were the hardest hit, markets were affected across the globe. Japan's already fragile market and economy took a beating, as did the previously healthy markets of Latin America and Eastern Europe. Europe, the UK and the U.S., although impacted by the turmoil, were more resilient and able to recover from serious bouts of investor jitters.

While each country in Asia is different, the general problems in the region remain high current account and fiscal deficits, excessive foreign currency borrowing, over-investment in commercial property and other unproductive assets, and government interference in banking systems and capital markets. By year end, the International Monetary Fund (IMF) had promised to inject fresh liquidity into the beleaguered region via bail-out packages to Korea, Thailand, Indonesia and the Philippines. Nonetheless, investors remain hesitant to return to Asia, and await the region's positive embrace of IMF-imposed economic reforms. From our point of view, liberalization of economies and a deregulation of financial markets are critical to the area's turnaround.

The Greater China markets -- namely China, Hong Kong and Taiwan -- were able to weather the storms in the first half, but suffered dramatically when the contagion from the ASEAN markets spread to Northern Asia in the second half. Taiwan was least affected by Asia's plight and was the region's best performer in 1997 gaining 11.3% in local currency terms. Taiwan benefited from higher-than-expected economic growth, broadly stable interest rates, and a strong export market. Increased demand for Taiwanese exports from China and the U.S. offset the fall-off in demand from Japan and the ASEAN. China, although currently unpredictable, will remain pivotal in the near future. Hong Kong, which reverted from colonial status to China's rule this past July, will continue to play an important role in China's development, providing the funding and management expertise critical to its modernization. Given that China accounts for one-third of the world's population, its long-term potential as one of the global economy's true super powers should not be underestimated.

PORTFOLIO STRATEGY
In the first half of 1997, the Fund achieved good absolute and relative performance by investing heavily in the Greater China region. As Asia's financial plight deepened at the start of the third quarter, we adopted a more defensive strategy. The Fund's holding in cash increased substantially, from 1.6% at June 30 to 27% at December 31, and its equity holdings were pared from 64 to 38. These portfolio shifts in the second half helped the Fund outperform for the year.

With regard to country allocation, the Fund maintained an overweighted position in Hong Kong, but was heavily underweighted in the ASEAN markets throughout 1997. In terms of sector allocations, the banking and telecommunication industries were emphasized. At year end, The Hong Kong and Shanghai Banking Corporation (HSBC Holdings) and Hong Kong Telecom accounted for nearly 10% and 7% of total net assets, respectively, and both outperformed the market by a wide margin last year. If Asian countries move closer to recession in the coming year, we may increase the Fund's holdings in more recession-proof shares, including those of utilities, foods, pharmaceuticals and consumer non-durables.

THE OUTLOOK
The full impact of Asia's financial turmoil has yet to be felt, and events are still unfolding. We expect markets to continue to be volatile in the short run. However, thus far the crisis has provided a much-needed wake-up call for Asian corporations to better safeguard shareholders' interests. This is particularly critical as equity financing becomes the cheapest method of corporate fund raising. Also, management quality is likely to improve as companies enter a more competitive market environment and are less protected by governments. The crisis is also compelling Asian governments to become more proactive on monetary and fiscal policy, and less restrictive with financial markets; they need to create and support free, open and market-driven economic systems. We expect to see increased liberalization and deregulation in 1998; Korea and Thailand already seem to be moving in the right direction. With this tremendous "house cleaning" process in place, we are confident that good value will be restored to Asia's market in the upcoming year, and that investors will benefit over the long term.

We appreciate your participation in the Asia Dynasty Fund and look forward to helping you meet your investment goals in the future.

/s/John C. van Eck                                /s/Timothy Chan
------------------                                -----------------
John C. van Eck                                   Timothy Chan
Chairman                                          Portfolio Manager


February 3, 1998


+ Market performance source: Morgan Stanley Capital International Indices. All returns in U.S. dollar terms unless otherwise stated.

--------------------------------------------------------------------------------
*Performance Record as of 12/31/97
--------------------------------------------------------------------------------
AVERAGE ANNUAL                     AFTER MAXIMUM     BEFORE
TOTAL RETURN                       SALES CHARGE++    SALES CHARGE
--------------------------------------------------------------------------------
A shares-Life (since 3/22/93)         (1.5)%            (0.5)%
--------------------------------------------------------------------------------
1 year                               (35.3)%           (32.1)%
--------------------------------------------------------------------------------
B shares-Life (since 9/1/93)          (5.4)%            (5.1)%
--------------------------------------------------------------------------------
1 year                               (35.8)%           (32.9)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

++ A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.00%
             (Prior to 4/30/97, the maximum CDSC was 6.00%)

                              TOP EQUITY HOLDINGS*
                             -----------------------
                             AS OF DECEMBER 31, 1997

THE HONG KONG AND SHANGHAI BANKING
CORPORATION, LTD. (HSBC HOLDINGS PLC)
(HONG KONG, 9.8%)

HSBC is the largest international bank listed on the Hong Kong stock exchange and one of the largest banking and financial services organizations in the world. Regionally, the Bank holds 61% of the largest local bank in Hong Kong, the Hang Seng Bank, and also lists other major banks in Singapore and Malaysia among its subsidiaries.


HONG KONG TELECOMMUNICATIONS LTD.
(HONG KONG, 7.2%)

This utility holds the international telephone franchise in Hong Kong for most sectors of telecommunications, including data, fax and voice transmission. China-related businesses have become important growth components of Hong Kong Telecommunications.


TAIWAN INDEX FUND
(TAIWAN, 7.0%)

The Taiwan Index Fund was established in 1991 to provide investors with an efficient way to gain exposure to Taiwan. The objective of the Fund is to track the Taiwan Stock Exchange (TSE) Capitalization Weighted Stock Index.


HANG SENG BANK LIMITED
(HONG KONG, 5.4%)

Hang Seng Bank Limited offers commercial banking and related financial services. The Bank has 145 branches in Hong Kong, the U.S. and Canada.


CHINA LIGHT & POWER COMPANY LTD.
(HONG KONG, 4.8%)

China Light & Power (CLP) has a monopoly on power distribution in Hong Kong's New Territories and the Kowloon Peninsula. CITIC Pacific, a Hong Kong-listed company controlled by the Chinese government, owns a 20% stake in CLP. CLP is also involved in power projects in China, India and Taiwan.


SUN HUNG KAI PROPERTIES LTD.
(HONG KONG, 4.2%)

Principally a property development and investment company, Sun Hung Kai has broadened its businesses to include hotel, construction, finance, insurance, cinema, public transportation, telecommunications and trading. The company is developing the fourth digital cellular phone network in Hong Kong.


HONG KONG AND CHINA GAS COMPANY LTD.
(HONG KONG, 4.1%)

Hong Kong and China Gas produces, distributes and markets gas and gas appliances to residential and industrial customers. The company markets through the Towngas brand name for domestic and commercial cooking and water heating, as well as heating fuel for the industrial market. Its subsidiaries develop and manage commercial properties and gas projects in China.


PTT EXPLORATION AND PRODUCTION PUBLIC COMPANY LIMITED
(THAILAND, 2.7%)


PTT is an affiliate of the state-owned Petroleum Authority of Thailand. The company explores for natural gas in the Gulf of Thailand.


SINGAPORE AIRLINES LTD.
(SINGAPORE, 2.5%)

Singapore Airlines Ltd. provides air transportation, engineering, airport terminal, pilot training, air charter and tour wholesaling services. The company's airline operation covers Asia, Europe, North and South America, the Southwest Pacific and Africa.


* Portfolio is subject to change.
Note: Equities are listed as percentage of total net assets.

                                ASIA DYNASTY FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1997
-------------------------------------------------------------------------



 No. of Shares   Securities (a)                            Value (Note 1)
 ------------------------------------------------------------------------

   CHINA: 1.6%
   230,000    Shanghai Dazhong Taxi                            $  172,040
   581,700    Shanghai Tyre and Rubber Co.                        145,425
                                                               ----------
                                                                  317,465
                                                               ----------
   HONG KONG: 43.8%
   100,000    Bank of East Asia Ltd.                              234,260
    25,000    Cheung Kong (Holdings) Ltd.                         163,756
    61,000    Cheung Kong Infrastructure Ltd.                     172,423
   170,000    China Light & Power Co. Ltd.                        943,493
   110,000    Hang Seng Bank Ltd.                               1,061,269
   250,000    Henderson Investment Ltd.                           196,830
   420,000    Hong Kong and China Gas Co. Ltd.                    813,134
   138,000    Hong Kong Electric Hldg.                            524,549
   690,000    Hong Kong Telecommunications Ltd.                 1,420,468
    78,400    HSBC Holdings                                     1,932,729
    53,000    Hutchison Whampoa Ltd.                              332,456
   138,000    Lung Kee (Bermuda) Hldg.                             37,404
   118,000    Sun Hung Kai Properties Ltd.                        822,427
   100,000    Yaohan Int'l. Caterers Ltd.                          18,199
                                                               ----------
                                                                8,673,397
                                                               ----------
   INDONESIA: 0.9%
       500    P.T. Bank Dagang Nasional
               (Warrants Expiring 2/14/00)+                             5
   120,000    P.T. Daya Guna Samudera                              90,270
   160,000    P.T. London Sumatra Indonesia                        90,090
                                                               ----------
                                                                  180,365
                                                               ----------
   MALAYSIA: 4.4%
    12,500    Commerce Asset-Holding Bhd
               (Warrants Expiring 5/30/02)+                         1,802
    55,000    Golden Hope Plantations Bhd                          63,715
    41,000    Kuala Lumpur Kepong Bhd                              88,132
    42,000    Malayan Banking Bhd                                 122,178
    46,000    Malaysian International Shipping Co. Bhd             67,499
    17,000    Rothmans of Pall Mall "B"                           132,385
   134,000    Telekom Malaysia Bhd                                396,705
                                                               ----------
                                                                  872,416
                                                               ----------
   PHILIPPINES: 1.0%
    21,000    Manila Electric Co. "B"                              80,746
    82,000    San Miguel Corp. Cl. "B"                            116,471
                                                               ----------
                                                                  197,217
                                                               ----------
   SINGAPORE: 8.5%
    25,000    DBS Bank "F "                                       213,967
    39,080    Overseas-Chinese Banking Corp., Ltd. "F"            227,628
    75,000    Singapore Airlines Ltd. "F"                         490,342
    22,400    Singapore Press Holdings Ltd.                       280,915
   135,000    Singapore Telecommunications Ltd.                   251,947
    38,000    United Overseas Bank Ltd.                           211,174
                                                               ----------
                                                                1,675,973
                                                               ----------

 No. of Shares   Securities (a)                            Value (Note 1)
 ------------------------------------------------------------------------

   TAIWAN: 10.0%
    26,431    Macronix International Company Ltd.
               (ADR)                                          $   370,034
   200,000    Sincere Navigation Convertible Bond
               3.75% due 5/26/2003                                228,500
   127,669    Taiwan Index Fund (Liquidity Sub-Fund)            1,384,315
                                                               ----------
                                                                1,982,849
                                                               ----------
   THAILAND: 3.1%
    20,000    Ban Pu Coal Co. Ltd. "F "                            82,040
    45,000    PTT Exploration and Production "F "                 529,862
                                                               ----------
                                                                  611,902
                                                               ----------

TOTAL STOCKS AND OTHER
INVESTMENTS: 73.3% (Cost: $14,041,541)                         14,511,584
                                                               ----------

 Principal
 Amount          Short-Term Obligations:
-------------------------------------------------------------------------
  $850,000   American Express Corp. Commercial
              Paper, 1/02/98
              Interest Yield of 6.45%                             849,848
   850,000   General Electric Corp.
              Commercial Paper, 1/02/98
              Interest Yield of 5.65%                             849,866
                                                               ----------

TOTAL SHORT-TERM OBLIGATIONS: 8.6%
 (Amortized Cost: $1,699,714)                                   1,699,714
                                                               ----------

TOTAL INVESTMENTS: 81.9% (Cost: $15,741,255)                   16,211,298

OTHER ASSETS LESS LIABILITIES: 18.1%                            3,574,941
                                                               ----------
NET ASSETS: 100%                                              $19,786,239
                                                               ==========

-----------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
Glossary:
ADR--American Depositary Receipt
"F"--Foreign registry
+ Non-income producing


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
--------------------------------------------------------------------------------




Summary of Investments By Industry         % of Net Assets
----------------------------------------------------------
Agriculture                                           0.4%
Air Transportation                                    2.5%
Banking                                               9.8%
Coal                                                  0.4%
Commercial Paper                                      8.6%
Computers                                             1.9%
Conglomerates                                         0.6%
Engineering & Construction                            0.9%
Financial Services                                   10.4%
Fisheries                                             0.4%
Foreign Government Bonds                              7.0%
Holding Cos. Diversified                              1.7%
Industrials                                           0.2%
Natural Gas--Pipelines                                4.1%
Oil & Gas Exploration                                 2.7%
Publishing                                            1.4%
Real Estate                                           6.7%
Restaurants                                           0.1%
Shipping                                              1.5%
Telecommunications                                   10.5%
Tire & Rubber Goods                                   0.7%
Tobacco                                               0.7%
Transportation                                        0.9%
Utilities                                             7.8%
Other Assets Less Liabilities                        18.1%
                                                    ------
                                                    100.0%
                                                    ======



                       See Notes to Financial Statements.

                     ASIA DYNASTY FUND FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
ASSETS:
Investments at value (cost, $15,741,255) (Note 1)           $16,211,298
Cash and foreign currency (cost, $2,285,105)                  2,284,648
Receivables:
  Securities sold                                             3,186,471
 Capital shares sold                                            690,947
 Dividends and interest                                          19,630
Deferred organization costs                                         289
                                                             ----------
   Total assets                                              22,393,283
                                                             ----------

LIABILITIES:
Payables:
 Securities purchased                                         1,174,813
 Dividends payable                                              997,631
 Capital shares redeemed                                        295,098
 Accounts payable                                               139,502
                                                             ----------
   Total liabilities                                          2,607,044
                                                             ----------
NET ASSETS                                                  $19,786,239
                                                             ==========

CLASS A
Net asset value and redemption price
              per share ($12,872,516/1,645,824)                   $7.82
                                                                   ====
Maximum offering price per share
 (NAV/(1-maximum sales commission))                               $8.21
                                                                   ====

CLASS B
Net asset value, offering and redemption price
 per share ($6,913,723/906,472)(Redemptions
 may be subject to a contingent deferred sales
 charge within the first six years of ownership)                  $7.63
                                                                   ====

Net assets consist of:
 Aggregate paid in capital                                  $19,378,291
  Unrealized appreciation of investments
  and foreign currency                                          492,213
 Distributions in excess of net investment income               (84,265)
                                                             ----------
                                                            $19,786,239
                                                             ==========


STATEMENT OF OPERATIONS
Year Ended December 31, 1997
INVESTMENT INCOME:
INCOME:
Dividends (less foreign taxes withheld of $58,196)          $   677,180
Interest                                                         58,995
                                                             ----------
   Total income                                                 736,175

EXPENSES:
Management (Note 2)                              $339,096
Distribution - Class A (Note 4)                   155,924
Distribution - Class B (Note 4)                   140,251
Administration (Note 2)                           132,412
Transfer agent                                    127,013
Custodian                                         107,967
Professional                                       50,161
Reports to shareholders                            37,571
Registration                                       30,043
Trustees fees                                      16,721
Amortization of deferred organization costs         1,507
Other                                              24,262
                                                 --------
     Total expenses                                           1,162,928
                                                             ----------
     Net investment loss                                       (426,753)


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Realized gain from security transactions                      6,040,708
Realized loss from foreign currency transactions               (263,828)
Change in unrealized appreciation
  of investments                                            (17,313,597)
Change in unrealized appreciation
  of foreign currency denominated assets
  and liabilities                                                24,674
                                                            -----------

NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                           $(11,938,796)
                                                            ===========

STATEMENTS OF CHANGES IN NET ASSETS




                                              YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,
                                                 1997             1996
                                              -----------      -----------

DECREASE IN NET ASSETS:
 Operations:
  Net investment loss                         $   (426,753)    $   (709,851)
  Realized gain from
   security transactions                         6,040,708        3,091,974
  Realized loss from foreign
   currency transactions                          (263,828)         (88,962)
  Change in unrealized appreciation
   of investments                              (17,313,597)       4,166,380
  Change in unrealized appreciation
   of foreign currency denominated
   assets and liabilities                           24,674           (1,672)
                                               -----------      -----------
  Increase (Decrease) in net assets
   resulting from operations                   (11,938,796)       6,457,869
                                               -----------      -----------
Distributions to shareholders from:
 Tax return of capital:
  Class A Shares                                  (195,520)              --
  Class B Shares                                  (109,980)              --
 Realized gain:
  Class A Shares                                (1,662,423)              --
  Class B Shares                                  (938,539)              --
                                               -----------      -----------

Total distributions                             (2,906,462)              --
                                               -----------      -----------
  CAPITAL SHARE TRANSACTIONS:*
  Net proceeds from sales of shares:
   Class A Shares                               41,432,873       90,933,104
   Class B Shares                                  706,347          830,989
                                               -----------      -----------
                                                42,139,220       91,764,093
                                               -----------      -----------
  Reinvestment of dividends:
   Class A Shares                                1,419,527               --
   Class B Shares                                  487,470               --
                                               -----------      -----------
                                                 1,906,997               --
                                               -----------      -----------
  Cost of shares reacquired:
   Class A Shares                              (64,685,031)    (115,835,457)
   Class B Shares                               (9,377,149)      (9,248,038)
                                               -----------      -----------
                                               (74,062,180)    (125,083,495)
                                               -----------      -----------
  Decrease in net assets
   resulting from capital share
   transactions                                (30,015,963)     (33,319,402)
                                               -----------      -----------
    Total decrease in net assets               (44,861,221)     (26,861,533)
NET ASSETS:
 Beginning of year                              64,647,460       91,508,993
                                               -----------      -----------
 End of year (including
  distributions in excess of net
  investment income of ($84,265)
  and ($627,790), respectively)              $  19,786,239     $ 64,647,460
                                               ===========      ===========

*SHARES OF BENEFICIAL INTEREST ISSUED
 AND REDEEMED (UNLIMITED NUMBER
 OF $.001 PAR VALUE SHARES AUTHORIZED)

                                                 CLASS A          CLASS A
                                               -----------      -----------

  Shares sold                                    3,318,502        7,042,544
  Reinvestment of dividends                        181,760               --
  Shares reacquired                             (5,211,712)      (8,869,627)
                                               -----------      -----------
  Net decrease                                  (1,711,450)      (1,827,083)
                                               ===========      ===========

                                                 CLASS B          CLASS B
                                               -----------      -----------
  Shares sold                                       77,616           64,372
  Reinvestment of dividends                         63,889               --
  Shares reacquired                               (786,465)        (722,245)
                                               -----------      -----------
        Net decrease                              (644,960)        (657,873)
                                               ===========      ===========

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                         Class A                                             Class B
                                ------------------------------------------     -----------------------------------------
                                                                   For the                                        For the
                                                                   Period                                         Period
                                        Year Ended                March 22,             Year Ended              September 1,
                                       December 31,                1993(a)              December 31,              1993(a)
                                ------------------------------  to December 31,------------------------------  to December 31,
                                  1997     1996     1995     1994     1993       1997      1996    1995     1994     1993
                                 ------   ------   ------   ------    -----     ------    ------  ------   ------   ------

Net Asset Value,
 Beginning of Period ........... $13.21   $12.40   $12.13   $15.28    $9.53     $13.08    $12.33  $12.09   $15.25   $11.33
                                 ------   ------   ------   ------    -----     ------    ------  ------   ------   ------
Income from Investment
 Operations:
  Net Investment Loss ..........  (0.28)   (0.20)   (0.02)      --    (0.06)(b)  (0.30)    (0.24)  (0.08)   (0.06)   (0.07)(b)
  Net Gains (Loss) on
   Securities (both realized
    and unrealized) ............  (3.82)    1.01     0.40    (2.86)    5.88      (3.86)      .99    0.40    (2.86)    4.06
                                 ------   ------   ------    ------   -----     ------    ------  ------    ------  ------
Total from Investment
 Operations ....................  (4.10)    0.81     0.38    (2.86)    5.82      (4.16)     0.75    0.32    (2.92)    3.99
                                 ------   ------   ------    ------   -----     ------    ------  ------    ------  ------
Less Distributions:
 Dividends from Net
  Investment Income ............     --       --    (0.09)   (0.07)      --         --        --   (0.06)   (0.02)      --
 Distributions from Capital
  Gains ........................  (1.15)      --       --    (0.22)   (0.07)     (1.15)       --      --    (0.22)   (0.07)
 Tax Return of Capital .........  (0.14)      --    (0.02)      --       --      (0.14)       --   (0.02)      --       --
                                 ------   ------   ------   ------    -----     ------    ------  ------   ------   ------
Total Distributions ............  (1.29)      --    (0.11)   (0.29)   (0.07)     (1.29)       --   (0.08)   (0.24)   (0.07)
                                 ------   ------   ------   ------    -----     ------    ------  ------   ------   ------
Net Asset Value, End of Period .  $7.82   $13.21   $12.40   $12.13   $15.28     $ 7.63    $13.08  $12.33   $12.09   $15.25
                                 ======   ======   ======   ======   ======     ======    ======  ======   ======   ======
Total Return(c) ................ (32.10%)   6.53%    3.13%  (18.72%)  61.16%    (32.87%)    6.08%   2.65%  (19.15%)  35.22%



-------------------------------------------------------------------------------------------------------------------------




RATIOS/SUPPLEMENTARY DATA


Net Assets, End of Period (000) $12,873  $44,351  $64,275  $83,787 $108,661     $6,914   $20,296 $27,234  $35,024  $26,205
Ratio of Gross Expenses to
 Average Net Assets                2.38%    2.42%    2.03%    1.85%    2.09%*     3.00%     2.86%   2.41%    2.38%    3.04%
Ratio of Net Expenses to
 Average Net Asset                 2.38%    2.42%    2.03%    1.85%    1.92%(d)   3.00%     2.86%   2.41%    2.38%    3.04%(d)
Ratio of Net Investment Loss
 to Average Net Assets            (0.76%)  (0.73%)  (0.08%)     --    (0.68%)(d) (1.36%)   (1.14%) (0.52%)  (0.50%)  (2.17%)(d)
Portfolio Turnover Rate          200.45%   52.99%   57.06%   51.08%   14.63%    200.45%    52.99%  57.06%   51.08%   14.63%
-----------------------------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated  assuming an initial  investment  made at the net asset value at the  beginning of the period,  reinvestment  of all dividends and capital  gains at net asset value during the period and a redemption  on the  last  day of the  period.  A  sales  charge  is  not  reflected  in the calculation  of total  dividends and return.  Total return for the period of less than one year is not annualized.
(d) Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to  disclose  the  average  commission  rate per share it paid for trades in which a commission is charged.
 *  Had the Adviser not agreed to assume a portion of expenses for Class A.


                       See Notes to Financial Statements.



                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Asia Dynasty Fund series, a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. SECURITY VALUATION -- Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION-- Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized and unrealized gains and losses from foreign currency transactions and foreign denominated assets and liabilities, respectively.

D. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign security and currency transactions. The effect of these differences for the year ended December 31, 1997 decreased distributions in excess of net investment income by $970,278, decreased undistributed realized gain by $65,773 and decreased aggregate paid in capital by $904,505.

F. Deferred organization costs are being amortized over a period of five years beginning March 22, 1993 (commencement of operations).

     NOTE 2 -- Van Eck Associates Corporation (the "Adviser") earned fees of $339,096 for the year ended December 31, 1997 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earned fees of $113,032 for the year ended December 31, 1997 for administrative and operating services. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $19,380 for costs incurred in connection with certain administrative and operating functions. Van Eck Securities Corporation received $2,455 for the year ended December 31, 1997 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $13,752 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

     NOTE 3 -- Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $81,365,594 and $119,957,742, respectively, for the year ended December 31, 1997. For federal income tax purposes, the cost of investments owned at December 31, 1997 was $15,825,570. As of December 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $385,728 of which $1,266,765 related to appreciated investments and $881,037 related to depreciated investments.

     NOTE 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder
accounts  and  payments  to  Van  Eck  Securities   Corporation  ("VESC"),   the
distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1% of average daily net assets for Class B shares (the "Annual Limitation"). Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement for the carried forward amounts incurred through December 31, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of carried forward amounts is appropriate. The cumulative amount of excess distribution expenses incurred over the Annual Limitation as of December 31, 1997 was $1,123,147 for Class A shares and $1,473,877 for Class B shares.

     NOTE 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are U.S. companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

     The Fund may concentrate its investments in companies which are located in, or expect to benefit from the growth of the economies of countries located in Asia. The Fund may, but generally does not invest in Japan, Australia, or New Zealand. The emerging market countries in Asia may present the risk of nationalization of businesses or prohibitions of repatriation of assets and may have less protection of property rights than more developed countries. Since the Fund may so concentrate, it may be subject to even greater economic, social and political risks and greater market fluctuations than other more diversified domestic and foreign portfolios.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- TRUSTEE DEFERRED COMPENSATION PLAN. The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.


     As of December 31, 1997, the total value of the liability of the Fund's portion of the Plan is $10,324.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of
Trustees of the Van Eck Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Asia Dynasty Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period March 22, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asia Dynasty Fund series of the Van Eck Funds as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period March 22, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.


New York, New York
February 25, 1998

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

VAN ECK FAMILY OF FUNDS
----------------------------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

INTERNATIONAL  INVESTORS  GOLD FUND
Founded in 1955, this Fund is the oldest  gold-oriented  mutual fund in the U.S.
It  invests  in  gold-mining   shares  globally  and  seeks  long-term   capital
appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

GLOBAL REAL ESTATE FUND
This Fund seeks long-term capital appreciation by investing in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

VAN ECK/CHUBB FUNDS
----------------------------------------
Capital Appreciation Fund
Global Income Fund
Government Securities Fund
Growth and Income Fund
Tax-Exempt Fund
Total Return Fund

----------------------------------------

This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold and Money or Van Eck/Chubb Funds prospectus, please call the number listed below. Please read the prospectus before investing.

VAN ECK GLOBAL

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
For account assistance please call (800) 544-4653

                          D E C E M B E R  3 1 , 1 9 9 7


                                     Van Eck

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                                      Asia

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                                  Dynasty Fund

                                  Annual Report

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                                 VAN ECK GLOBAL